UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

Dreyfus Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/2016

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

SEMIANNUAL REPORT August 31, 2016

Dreyfus Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Bond Infrastructure Fund, covering the six-month period from March 1, 2016 through August 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally produced strong returns over the reporting period despite ongoing concerns about global economic conditions. In the wake of sharp market declines over the opening weeks of 2016, investor sentiment improved dramatically when U.S. monetary policymakers held short-term interest rates steady, other central banks eased their monetary policies further, and commodity prices rebounded from depressed levels. A referendum in the United Kingdom to leave the European Union triggered brief bouts of market turbulence in June, but the market rally resumed and several broad measures of stock market performance set new record highs over the summer. In the bond market, aggressively accommodative monetary policies and robust investor demand for current income continued to send yields of high-quality sovereign bonds lower and their prices higher.

Recently we have seen evidence that investors may be shifting their focus away from macroeconomic influences and toward underlying company and industry fundamentals. This development—along with wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets—suggests that selectivity may be a more important determinant of investment success over the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
September 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from March 1, 2016 through August 31, 2016, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2016, Dreyfus Municipal Bond Infrastructure Fund achieved a total return of 8.20% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.3750 per share, which reflects an annualized distribution rate of 5.35%.2

Municipal bonds, including those backed by infrastructure projects, produced solid returns over the reporting period amid falling long-term interest rates and robust demand for competitive levels of investment income. The fund particularly benefited from a long average duration and an emphasis on longer-dated revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support, or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities, and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain and loss potential depending on market conditions.

Flight to Safety Supported Municipal Bonds

Municipal bonds were influenced during the reporting period by changing investor sentiment amid shifting global economic developments. The U.S. economy continued to grow slowly, but longer-term interest rates declined significantly over the reporting period’s first half when sluggish international growth and declining commodity prices caused a surge in investor demand for high-quality securities.

Commodity prices rebounded in the spring of 2016 when global economic conditions seemed to stabilize, but the United Kingdom’s referendum in late June to leave the European Union kept many investors cautious. In addition, investors seeking more competitive levels of current income than were available from high-quality bonds reached for the higher yields provided by the market’s lower-rated credits. Consequently, prices of lower-rated municipal bonds moved higher and their yields fell, contributing to narrower yield differences along the credit-quality spectrum. Supply dynamics also generally proved favorable during the reporting period when municipal bond issuance volumes moderated over the first eight months of 2016.

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. economic recovery has continued to support sound credit conditions for most municipal bond issuers. Although a number of states and municipalities continue to face pressure from underfunded pension systems, most have benefited from rising tax revenues, balanced operating budgets, and replenished rainy day funds.

Duration Posture Bolstered Fund Results

The fund’s performance was supported by a long average duration, an emphasis on longer-term securities, and generally light holdings of shorter-term bonds. These strategies enabled the fund to participate more fully in the benefits of falling long-term interest rates. The fund further benefited from an overweighted position in lower-rated revenue bonds, with especially strong results from securities backed by toll roads and other transportation facilities. Bonds backed by industrial development projects and the states’ settlement of litigation with U.S. tobacco companies also fared well.

The fund’s leveraging strategy, which employs tender option-bonds and Variable Rate Muni Term Preferred Shares (VMTPS), helped enhance total returns in this constructive environment.

Disappointments during the reporting period included higher-quality bonds backed by special taxes, public power utilities, and water and sewer facilities. These lower-yielding securities generally lagged broad market averages.

Maintaining a Constructive Approach

Despite narrower yield differences along the market’s credit-quality spectrum, we remain optimistic regarding the prospects for the municipal bond market as the U.S. economy has continued to grow, municipal credit quality generally has remained strong, and supply-and-demand dynamics have stayed positive. Therefore, we have retained the fund’s generally constructive investment posture. As of the end of the reporting period, the fund has retained its focus on current income through an emphasis on higher-yielding, longer-term revenue bonds, and we have maintained a relatively long average duration in an effort to capture higher yields from longer-dated securities.

September 15, 2016

Bonds are subject generally to interest- rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.
2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.
3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

STATEMENT OF INVESTMENTS

August 31, 2016 (Unaudited)

Long-Term Municipal Investments - 139.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Alabama - 2.0%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	5.75	6/1/45	1,500,000		1,702,335
Birmingham Special Care Facilities Financing Authority, Improvement Revenue (Methodist Home for the Aging)	6.00	6/1/50	1,600,000		1,840,800
Jefferson County, Sewer Revenue Warrants	0/7.90	10/1/50	2,500,000	[a]	1,941,725
				5,484,860
Arizona - 5.4%
Phoenix Industrial Development Authority, Education Facility Revenue (BASIS Schools, Inc. Projects)	5.00	7/1/45	2,000,000	[b]	2,183,820
Pima County Industrial Development Authority, Education Revenue (American Charter Schools Foundation Project)	5.63	7/1/38	1,335,000		1,317,538
Pima County Industrial Development Authority, Education Revenue (Arizona Charter Schools Refunding Project)	5.38	7/1/31	4,415,000		4,802,372
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/37	5,000,000		6,443,000
				14,746,730
California - 12.5%
California Statewide Communities Development Authority, Revenue (California Baptist University)	6.38	11/1/43	2,035,000		2,374,112
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/56	1,250,000	[b]	1,452,875
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	20,000,000	[c]	2,128,400
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.75	6/1/47	8,000,000		8,178,560
Long Beach Bond Finance Authority, Natural Gas Purchase Revenue	5.50	11/15/37	5,000,000		6,864,100
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	3,250,000		3,877,673
San Buenaventura, Revenue (Community Memorial Health System)	7.50	12/1/41	2,500,000		3,112,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
California - 12.5% (continued)
University of California Regents, Medical Center Pooled Revenue	5.00	5/15/43	5,000,000	6,006,450
				33,994,170
Colorado - 3.2%
City and County of Denver, Airport System Subordinate Revenue	5.25	11/15/43	5,000,000	5,797,650
Colorado Health Facilities Authority, Revenue (Sisters of Charity of Leavenworth Health System)	5.00	1/1/44	2,500,000	2,927,275
				8,724,925
District of Columbia - 1.6%
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000	2,049,452
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	17,000,000	[c] 2,356,370
				4,405,822
Florida - 2.1%
Davie, Educational Facilities Revenue (Nova Southeastern University Project)	5.63	4/1/43	4,805,000	5,724,004
Illinois - 4.8%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.75	1/1/43	3,750,000	4,483,913
Chicago, Second Lien Water Revenue	5.00	11/1/30	1,500,000	1,809,330
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/52	1,000,000	1,129,820
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	6/15/53	2,500,000	2,824,450
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/44	2,500,000	2,880,750
				13,128,263
Indiana - 6.7%
Indiana Finance Authority, HR (The King's Daughters' Hospital and Health Services)	5.50	8/15/40	7,425,000	8,307,907
Indiana Finance Authority, Private Activity Bonds (Ohio River Bridges East End Crossing Project)	5.00	7/1/40	5,000,000	5,676,300
Indiana Finance Authority, Revenue (Baptist Homes of Indiana Senior Living)	6.00	11/15/41	3,500,000	4,179,420
				18,163,627

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Iowa - 2.8%
Iowa Finance Authority, Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project)	5.25	12/1/25	7,000,000		7,562,450
Kentucky - 1.1%
Louisville/Jefferson County Metro Government, Health System Revenue (Norton Healthcare, Inc.)	5.75	10/1/42	2,370,000		2,900,714
Louisiana - 3.0%
Louisiana Public Facilities Authority, Dock and Wharf Revenue (Impala Warehousing LLC Project)	6.50	7/1/36	2,000,000	[b]	2,269,120
New Orleans, Sewerage Service Revenue	5.00	6/1/44	2,000,000		2,359,480
New Orleans, Water Revenue	5.00	12/1/34	1,000,000		1,181,200
New Orleans, Water Revenue	5.00	12/1/44	2,000,000		2,336,480
				8,146,280
Massachusetts - 3.9%
Massachusetts Development Finance Agency, Revenue (North Hill Communities Issue)	6.50	11/15/43	2,000,000	[b]	2,217,980
Massachusetts Port Authority, Special Facilities Revenue (Delta Air Lines, Inc. Project) (Insured; AMBAC)	5.00	1/1/27	8,210,000		8,243,907
				10,461,887
Michigan - 9.0%
Detroit, Water Supply System Senior Lien Revenue	5.25	7/1/41	2,250,000		2,526,705
Kent Hospital Finance Authority, Revenue (Metropolitan Hospital Project)	6.25	7/1/40	5,750,000		5,765,985
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	4,990,000		5,921,134
Michigan Finance Authority, HR (Trinity Health Credit Group) (Prerefunded)	5.00	12/1/21	10,000	[d]	12,087
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	2,250,000		2,619,990
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/34	5,000,000		5,031,700

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Michigan - 9.0% (continued)
Wayne County Airport Authority, Airport Revenue (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual Assurance Company)	5.00	12/1/39	2,250,000	2,715,323
				24,592,924
Minnesota - .8%
Saint Paul Housing and Redevelopment Authority, Hospital Facility Revenue (HealthEast Care System Project)	5.00	11/15/25	2,000,000	2,265,440
Missouri - 1.9%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis College of Pharmacy)	5.50	5/1/43	2,000,000	2,288,300
Saint Louis County Industrial Development Authority, Senior Living Facilities Revenue (Friendship Village Sunset Hills)	5.00	9/1/42	2,500,000	2,774,850
				5,063,150
New Jersey - 5.7%
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	2,500,000	2,911,400
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/40	2,000,000	2,313,500
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.13	9/15/23	2,500,000	2,823,925
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	4,500,000	5,047,875
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	2,330,000	2,296,611
				15,393,311
New York - 14.9%
Deutsche Bank Spears/Lifers Trust (Series DBE-1177), (Metropolitan Transportation Authority, Transportation Revenue) Recourse	5.00	11/15/38	15,000,000	[b,e] 17,831,100
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; AMBAC)	5.00	1/1/36	8,000,000	8,098,480

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 14.9% (continued)
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	3,500,000	[b]	4,072,005
New York State Dormitory Authority, Revenue (Saint John's University)	5.00	7/1/44	2,000,000		2,328,600
Niagara Area Development Corporation, Solid Waste Disposal Facility Revenue (Covanta Energy Project)	5.25	11/1/42	7,870,000	[b]	8,042,038
				40,372,223
Ohio - 6.7%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.25	6/1/37	7,000,000		7,192,290
Muskingum County, Hospital Facilities Revenue (Genesis HealthCare System Obligated Group Project)	5.00	2/15/44	7,000,000		7,639,940
Southeastern Ohio Port Authority, Hospital Facilities Improvement Revenue (Memorial Health System Obligated Group Project)	6.00	12/1/42	3,000,000		3,452,070
				18,284,300
Pennsylvania - 12.6%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/37	4,000,000		4,577,640
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,500,000		1,714,740
Deutsche Bank Spears/Lifers Trust (Series DBE-1179), (Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue) Recourse	5.00	12/1/42	13,000,000	[b,e]	15,180,335
Montgomery County Industrial Development Authority, Retirement Community Revenue (ACTS Retirement - Life Communities, Inc. Obligated Group)	5.00	11/15/36	2,250,000		2,703,285
Pennsylvania Higher Educational Facilities Authority, Revenue (Thomas Jefferson University)	5.00	9/1/45	3,500,000		4,133,990
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/42	5,000,000		5,943,550
				34,253,540
South Carolina - 2.9%
South Carolina Jobs-Economic Development Authority, Health Facilities Revenue (The Lutheran Homes of South Carolina, Inc.)	5.13	5/1/48	1,750,000		1,851,098

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
South Carolina - 2.9% (continued)
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.13	12/1/43	5,000,000		5,942,650
				7,793,748
Texas - 16.3%
Austin Convention Enterprises Inc., Convention Center Hotel First Tier Revenue (Insured; XLCA)	5.00	1/1/34	5,000,000		5,042,950
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	1,500,000		1,833,165
Clifton Higher Education Finance Corporation, Education Revenue (International Leadership of Texas)	5.75	8/15/45	2,500,000		2,802,550
Clifton Higher Education Finance Corporation, Revenue (Uplift Education)	4.25	12/1/34	2,000,000		2,081,140
Deutsche Bank Spears/Lifers Trust (Series DBE-1182), (Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)) Recourse	5.00	11/1/45	15,000,000	[b,e]	17,001,000
New Hope Cultural Education Facilities Finance Corporation, Student Housing Revenue (National Campus and Community Development Corporation - College Station Properties LLC - Texas A&M University Project)	5.00	7/1/35	500,000		568,490
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	5.13	12/1/42	3,000,000		3,329,700
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Health Care System Project)) Non-recourse	5.00	11/15/20	7,410,000	[b,e]	8,666,503
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	2,500,000		2,911,475
				44,236,973
Virginia - 7.2%
Lexington Industrial Development Authority, Residential Care Facilities Mortgage Revenue (Kendal at Lexington)	5.50	1/1/37	5,400,000		5,447,628
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,640,000		8,431,198

Long-Term Municipal Investments - 139.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Virginia - 7.2% (continued)
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/42	5,000,000	5,788,750
				19,667,576
Washington - 2.1%
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/42	5,000,000	5,833,250
Wisconsin - 8.5%
Public Finance Agency of Wisconsin, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/42	5,000,000	5,389,650
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	5.25	4/15/35	5,000,000	5,796,200
Wisconsin Health and Educational Facilities Authority, Revenue (Beaver Dam Community Hospitals, Inc.)	5.25	8/15/34	5,700,000	6,395,115
Wisconsin Health and Educational Facilities Authority, Revenue (Sauk-Prairie Memorial Hospital, Inc. Project)	5.38	2/1/48	5,000,000	5,546,600
				23,127,565
U.S. Related - 2.0%
Guam Waterworks Authority, Water and Wastewater System Revenue	5.50	7/1/43	3,000,000	3,506,580
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,750,000	1,885,520
				5,392,100
Total Investments (cost $334,518,806)			139.7%	379,719,832
Liabilities, Less Cash and Receivables			(12.1%)	(32,824,817)
VMTPS, at liquidation value			(27.6%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	271,895,015

VMTPS—Variable Rate Muni Term Preferred Shares

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, these securities amounted to $78,916,776, or 29.02% of net assets applicable to Common Shareholders.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Collateral for floating rate borrowings.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	38.8
Health Care	22.6
Education	15.8
Industrial	15.3
Hospital	10.4
Utility-Water and Sewer	9.0
Tobacco	8.3
Retirement	5.5
Utility-Electric	4.6
Pollution Control	3.0
Utility-Gas	2.5
Special Tax	2.2
Asset-Backed	1.7
Prerefunded	.0
139.7

† Based on net assets applicable to Common Shareholders.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016 (Unaudited)

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments	334,518,806	379,719,832
	Cash	1,227,998
	Interest receivable	4,209,314
	Deferred VMTPS offering costs—Note 1(f)	255,614
	Prepaid expenses	45,154
		385,457,912
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	236,294
	Payable for floating rate notes issued—Note 3	36,805,000
	Dividends payable to Common Shareholders	1,148,874
	Interest and expense payable related to floating rate notes issued—Note 3	147,760
	Interest expense payable on VMTPS—Note 1(f)	110,082
	Accrued expenses	114,887
		38,562,897
	VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1	75,000,000
	Net Assets Applicable to Common Shareholders ($)	271,895,015
	Composition of Net Assets ($):
	Common Stock, par value, $.001 per share (18,381,981 shares issued and outstanding)	18,382
	Paid-in capital	262,496,078
	Accumulated distributions in excess of investment income—net	(13,034)
	Accumulated net realized gain (loss) on investments	(35,807,437)
	Accumulated net unrealized appreciation (depreciation) on investments	45,201,026
	Net Assets Applicable to Common Shareholders ($)	271,895,015
	Shares Outstanding
	(250 million shares authorized)	18,381,981
	Net Asset Value Per Share of Common Stock ($)	14.79

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2016 (Unaudited)

Investment Income ($):
Interest Income	8,667,485
Expenses:
Management fee—Note 2(a)	1,240,576
VMTPS interest expense and fees—Note 1(f)	610,779
Interest and expense related to floating rate notes issued—Note 3	237,510
Professional fees	65,056
Amortization of VMTPS offering costs—Note 1(f)	58,558
Directors’ fees and expenses—Note 2(c)	44,345
Registration fees	21,771
Shareholders’ reports	20,570
Custodian fees—Note 2(b)	11,703
Shareholder servicing costs	6,419
Redemption and paying agent fees—Note 2(b)	3,975
Miscellaneous	41,843
Total Expenses	2,363,105
Investment Income—Net	6,304,380
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	758,455
Net unrealized appreciation (depreciation) on investments	13,623,889
Net Realized and Unrealized Gain (Loss) on Investments	14,382,344
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	20,686,724

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended August 31, 2016 (Unaudited)

Cash Flows from Operating Activities ($):
Interest received	8,768,350
Operating expenses paid	(1,464,055)
Purchases of long-term portfolio securities	(15,094,519)
Proceeds from sales of long-term portfolio securities	11,602,137
Net Cash Provided by Operating Activities		3,811,913
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(6,893,243)
VMTPS interest expense paid	(575,566)
Interest and expense related to floating rate notes issued paid	(186,858)
Net Cash Used in Financing Activities		(7,655,667)
Decrease in cash		(3,843,754)
Cash at beginning of period		5,071,752
Cash at end of period		1,227,998
Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations		20,686,724
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities ($):
Increase in investments in securities, at cost		(4,250,837)
Increase in interest receivable		(50,961)
Decrease in accrued expenses		(10,650)
Increase in prepaid expenses		(18,284)
Increase in Due to The Dreyfus Corporation and affiliates		21,137
Interest and expense related to floating rate notes issued		237,510
VMTPS interest expense and fees		610,779
Amortization of VMTPS offering costs		58,558
Net unrealized appreciation on investments		(13,623,889)
Net amortization of premiums on investments		151,826
Net Cash Provided By Operating Activities		3,811,913

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2016 (Unaudited)	Year Ended February 29, 2016
Operations ($):
Investment income—net	6,304,380	13,067,122
Net realized gain (loss) on investments	758,455	976,429
Net unrealized appreciation (depreciation) on investments	13,623,889	3,259,143
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	20,686,724	17,302,694
Dividends to Common Shareholders from ($):
Investment income—net	(6,893,243)	(13,786,485)
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	13,793,481	3,516,209
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	258,101,534	254,585,325
End of Period	271,895,015	258,101,534
Undistributed (distributions in excess of) investment income—net	(13,034)	575,829

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2016		Year Ended February 28/29,
	(Unaudited)		2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	14.04		13.85	12.42	14.33	[b]
Investment Operations:
Investment income—net[c]	.34		.71	.73	.60
Net realized and unrealized gain (loss) on investments	.79		.23	1.45	(1.98)
Total from Investment Operations	1.13		.94	2.18	(1.38)
Distributions to Common Shareholders:
Dividends from investment income—net	(.38)		(.75)	(.75)	(.50)
Offering costs charged to paid-in capital	-		-	-	(.03)
Net asset value, end of period	14.79		14.04	13.85	12.42
Market value, end of period	14.01		12.86	12.80	11.29
Total Return (%)[d]	11.92	[e]	6.81	20.69	(21.13)	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	[f]	1.67	1.67	1.65	[f]
Ratio of net expenses to average net assets	1.76	[f]	1.67	1.67	1.65	[f]
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	.63	[f]	.53	.54	.52	[f]
Ratio of net investment income to average net assets	4.69	[f]	5.19	5.45	5.83	[f]
Portfolio Turnover Rate	3.45	[e]	8.38	12.81	70.72	[e]
Asset coverage of VMTPS, end of period	463		444	439	404
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	271,895		258,102	254,585	228,319
VMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	36,805		36,805	36,805	36,805

a  From April 26, 2013 (commencement of operations) to February 28, 2014.
b Reflects a deduction of $.675 per share sales load from the initial offering price of $15.00 per share.
c Based on average common shares outstanding.
d  Calculated based on market value.
e  Not annualized.
f   Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of July 29, 2018, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing common shares and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of July 29, 2018. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	379,719,832	-	379,719,832
Liabilities ($)
Floating Rate Notes††	-	(36,805,000)	-	(36,805,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At August 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to Common Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On August 2, 2016, the Board declared a cash dividend of $.0625 per share from investment income-net, payable on September 1, 2016 to Common Shareholders of record as of the close of business on August 16, 2016.

(d) Dividends to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of 1.25% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .56% on August 31, 2016. The dividend rate as of August 31, 2016 for the VMTPS was 1.81%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 29, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $36,766,823 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 29, 2016. The fund has $31,004,719 of short-term capital losses and $5,762,104 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2016 was as follows: tax-exempt income $13,777,495 and ordinary income $8,990. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) VMTPS: In the fund’s Statement of Assets and Liabilities, VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 29, 2018. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over the life of the VMTPS.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Dreyfus pays Standish a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2016, the fund was charged $11,703 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended August 31, 2016, the fund was charged $3,975 for the services provided by the Redemption and Paying Agent.

During the period ended August 31, 2016, the fund was charged $2,887 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $211,445, custodian fees $12,387, Redemption and Paying Agent fees $8,613 and Chief Compliance Officer fees $3,849.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2016, amounted to $15,094,519 and $11,602,137, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2016 was approximately $36,805,000, with a related weighted average annualized interest rate of 1.28%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended August 31, 2016 was approximately $75,000,000, with a related weighted average annualized interest rate of 1.62%.

At August 31, 2016, accumulated net unrealized appreciation on investments was $45,201,026, consisting of $45,204,370 gross unrealized appreciation and $3,344 gross unrealized depreciation.

At August 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

On October 25, 2016, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on December 1, 2016 to Common Shareholders of record as of the close of business on November 9, 2016. The above per share investment income dividends represents a decrease of $.0095 from the previously declared cash dividend.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of VMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 9, 2016.

	Shares
	For	Authority Withheld
To elect three Class II Directors:†
J. Charles Cardona	17,177,847	399,787
Robin A. Melvin	17,049,587	528,047
Nathan Leventhal††	750	-

† The terms of these Directors expire in 2019.
†† Elected by holders of VMTPS.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Standish Mellon Asset Management Company, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund is a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance on a net asset value basis was above the Performance Group median for the one- and two- year period, slightly below the Performance Group median for the three-year period and above the Performance Universe medians for all periods, and that the fund’s total return performance on a market price basis was above the Performance Group and Performance Universe medians for all periods. The Board also noted that the fund’s yield performance on a net asset value basis was above the Performance Group median for the one-year period ended May 31st, below the Performance Group medians for the two- and three-year periods and below the Performance Universe medians for all periods, and that the fund’s yield performance on a market price basis was above the Performance Group median for the one- and two-year periods ended May 31st, below the Performance Group median for the three-year period and below the Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total return for 2015 to the return of the fund’s Broadridge category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that, based on common assets alone, the fund’s contractual management fee was slightly above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. The Board noted that, based on common and leveraged assets together, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

OFFICERS AND DIRECTORS
Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
J. Charles Cardona †
Gordon J. Davis †	Portfolio Managers
Isabel P. Dunst †	Jeffrey Burger
Nathan Leventhal ††	Thomas C. Casey
Robin A. Melvin	Daniel A. Rabasco
Roslyn M. Watson	Christine L. Todd
Benaree Pratt Wiley ††
† Interested Board Member	Manager
†† Elected by holders of VMTPS	The Dreyfus Corporation

Officers	Custodian
President	The Bank of New York Mellon
Bradley J. Skapyak
Chief Legal Officer	Counsel
Bennett A. MacDougall	Stroock & Stroock & Lavan LLP
Vice President and Secretary
Janette E. Farragher	Transfer Agent,
Vice Presidents and Assistant Secretaries	Dividend Disbursing Agent
James Bitetto	and Registrar
Joni Lacks Charatan	Computershare Inc.
Joseph M. Chioffi	(Common Stock)
Maureen E. Kane	The Bank of New York Mellon
Sarah S. Kelleher	(VMTP Shares)
Jeff Prusnofsky
Stock Exchange Listing
Treasurer	NYSE Symbol: DMB
James Windels
Assistant Treasurers	Initial SEC Effective Date
Richard Cassaro	4/26/13
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday;
Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds" every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Municipal Bond Infrastructure Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset
Management Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DMB

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

© 2016 MBSC Securities Corporation 0805SA0816

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Bond Infrastructure Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    October 28, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    October 28, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)